SSgA FUNDS

SUPPLEMENT DATED OCTOBER 19, 2006
TO
STATEMENT OF ADDITIONAL INFORMATION

DATED DECEMBER 16, 2005

SSgA TUCKERMAN ACTIVE REIT FUND

Effective immediately, the following disclosure is added as a non-principal investment policy of the SSgA Tuckerman Active REIT Fund:

Initial Public Offerings (IPOs). The fund intends to participate in initial public offerings with the intent of holding the security for investment purposes. An IPO is the first public issue of common stock by a firm. Because an IPO is an equity security that is new to the public market, the value of IPOs may fluctuate dramatically. Therefore, IPOs have greater risks than other equity investments. Because of the cyclical nature of the IPO market, from time to time there may not be any IPOs in which a fund can participate. Only IPOs of companies that fit within the Tuckerman Active REIT Fund’s investment strategy (including sector, industry and stock weightings), objective, and risk tolerance will be considered. Due to the volatility of IPOs, these investments can have a significant impact on performance, which may be positive or negative.

The Advisor’s IPO allocation policy is designed to allocate shares of IPOs in a fair and equitable manner. The Advisor uses an automated IPO allocation system to allocate the IPO security shares on an equitable basis according to the account’s investment policies and limitations. Even when a fund requests to participate in an IPO, there is no guarantee that a fund will receive an allotment of shares in an IPO sufficient to satisfy a fund’s desired participation.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE